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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): MARCH 19, 2003





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





          DELAWARE                    1-12202                93-1120873
(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)



          13710 FNB PARKWAY
           OMAHA, NEBRASKA                                  68154-5200
(Address of principal executive offices)                    (Zip Code)




                                 (402) 492-7300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         The registrant is filing herewith a copy of its press release, dated March 19, 2003, announcing Enron Corp.'s intention to form a new pipeline operation entity, which will own Enron's general partner interest in us.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

          99.1     Northern Border Partners, L.P. press release dated
                   March 19, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Northern Border Partners, L.P.
                                        (A Delaware Limited Partnership)



Dated:   March 19, 2003                 By:  /s/ Jerry L. Peters
                                            -----------------------------------
                                            Jerry L. Peters
                                            Chief Financial & Accounting Officer

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                                  EXHIBIT INDEX



Exhibit 99.1 -- Northern Border Partners, L.P Press Release dated
                March 19, 2003.